                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  ($60,000,000)

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT ($60,000,000) (this "Amendment"), dated as of February 19, 2003, is entered into by and among METROCALL, INC., a Delaware corporation, as the borrower (the "Borrower"), the various financial institutions parties hereto, as lenders (collectively, the "Lenders"), and TORONTO DOMINION (TEXAS), INC., individually and as agent (in such capacity together with any successors thereto in such capacity, the "Agent") for the Lenders.

                               W I T N E S S E T H

      WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into that certain Credit Agreement dated as of October 8, 2002 (as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the "Credit Agreement"), pursuant to which the Lenders and the Agent have agreed to make Loans to the Borrower; and

      WHEREAS, Holdings, the Lenders and the Agent have heretofore entered into that certain Credit Agreement dated as of October 8, 2002, pursuant to which the Lenders have agreed to make Loans to Holdings (together with the Credit Agreement, the "Credit Agreements"); and

      WHEREAS, the Borrower, Holdings and the Agent have entered into an agreement regarding administrative fees payable to the Agent in connection with its services under the Credit Agreements; and

      WHEREAS, the Borrower, the Lenders and the Agent intend to amend the Credit Agreement to provide for, among other things, the inclusion of the aforementioned fee agreement as a "Loan Document" under the Credit Agreement and the other Loan Documents; and

      WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:

      1. Definitions. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

      2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition of "Fee Letter" in the alphabetically appropriate place:

            ""Fee Letter" means that certain Agreement Regarding Administrative Agent's Fees dated as of February 14, 2003, by and among the Borrower, Holdings and the Agent, as such agreement may be amended, restated, modified or supplemented from time to time."

      (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Loan Documents" and replacing such definition with the following:

            ""Loan Documents" means (a) this Agreement; (b) the Notes; (c) the Security Documents; (d) the Senior Secured PIK Credit Agreement; (e) the PIK Notes; (f) the Intercreditor Agreement; (g) the Fee Letter; and (h) all instruments, certificates and agreements now or hereafter executed or delivered to the Agent or any Lender pursuant to or in connection with any of the foregoing, as well as all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing."

      (c) The title of Article III is hereby amended in its entirety to read as follows:

            "REPAYMENTS, PREPAYMENTS, INTEREST AND FEES"

      (d) A new Section 3.3 is hereby inserted to the Credit Agreement following
Section 3.3.2 thereof to read as follows:

            "SECTION 3.3. Fees. Borrower agrees to pay to the Agent, for its own account, the fees set forth in the Fee Letter, in the amounts, at the times and on the conditions set forth therein.

      3. Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby represents and warrants as follows:

      (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, has been duly authorized by all necessary action of the Borrower, and do not and will not (i) contravene the Borrower's Organic Documents or any Material Agreement of the Borrower, including the Licenses to which MUSA is a party or by which it or its Property may be bound; (ii) contravene any Law binding on or affecting the Borrower; or
(iii) result in, or require the creation or imposition of, any Lien on the Property of the Borrower, except for Permitted Liens; and

      (b) This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

      (c) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

      4. Effectiveness. This Amendment shall be effective as of February 19, 2003, following the Agent's receipt of (i) this Amendment, duly executed by the Borrower and at least the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, electronic or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) the Fee Letter, duly executed by the Borrower and Holdings.

      5. Incorporation; Ratification of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All representations, warranties and covenants contained herein shall constitute representations, warranties and covenants under the Credit Agreement as if set forth in full therein. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. This Amendment is a Loan Document, and failure by the Borrower to comply with each of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Documents.

      6. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      9. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender and the Agent hereunder, to the benefit of each Lender and the Agent and the respective successors, transferees and assigns.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        METROCALL, INC.,
                                        as the Borrower


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        individually as the Agent and as a
                                        Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        FLEET NATIONAL BANK, as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        ENDEAVOR L.L.C., as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        COMMERCIAL LOAN FUNDING TRUST I,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CAPITAL CROSSOVER PARTNERS,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        INGALLS & SNYDER VALUE PARTNERS, L.P.,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        ALPINE ASSOCIATES, L.P., as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 EXHIBIT DESCRIPTION
-------                                -------------------
      2.1         Debtors Second Amended Joint Plan of Reorganization under
                  Chapter 11 of the Bankruptcy Code, dated June 18, 2002.(a)

      2.2 Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with respect to Joint Plan of Reorganization for the Debtors under Chapter 11 of the Bankruptcy Code, dated July 18, 2002.(a)

      2.3 Order Confirming Metrocall, Inc. Joint Plan of Reorganization, excluding exhibits other than the Plan (b)

      3.1         Amended and Restated Certificate of Incorporation of
                  Metrocall.(b)

      3.2         Amended and Restated Bylaws of Metrocall.(b)

      4.1         Certificate of Designation, Number, Powers, Preferences and
                  Relative, Participating, Optional and Other Rights of Series A
                  Preferred Stock of Metrocall.(b)

      10.1        $60,000,000 Credit Agreement by and among Metrocall, Inc.
                  (f/k/a McCaw RCC Communications, Inc.), certain lenders and
                  Toronto Dominion (Texas), Inc. as administrative agent, dated as of October 8, 2002 ("Loan Agreement").+

      10.2        First Amendment to Loan Agreement, dated February 19, 2003.+

      10.3        $20,000,000 Credit Agreement by and among Metrocall Holdings,
                  Inc. (f/k/a Metrocall, Inc.), certain lenders and Toronto
                  Dominion (Texas), Inc. as administrative agent, dated as of October 8, 2002 ("PIK Loan Agreement").+

      10.4        First Amendment to PIK Loan Agreement, dated February 19,
                  2003.+

      10.5        Employment Agreement between Metrocall and William L. Collins,
                  III.+

      10.6        Employment Agreement between Metrocall and Vincent D. Kelly.+

      11.1        Statement re computation of per share earnings.+

      21.1        Subsidiaries of Metrocall.+

      99.1 Certification pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)+

----------
+     Filed herewith.

(a) Incorporated by reference to Metrocall's Quarterly Report on Form 10-Q filed with the Commission on August 19, 2002.

(b) Incorporated by reference to Metrocall's Registration Statement on Form 8-A filed with the Commission on October 9, 2002.